Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of May 6, 2014 (this “Amendment”), among RAYONIER INC., a North Carolina corporation (“Rayonier”), RAYONIER TRS HOLDINGS INC., a Delaware corporation (“TRS”) and RAYONIER OPERATING COMPANY LLC, a Delaware limited liability company (“ROC”; each of Rayonier, TRS and ROC being referred to herein individually as a “Borrower”, and collectively as the “Borrowers”), the banks, financial institutions and other institutional lenders party hereto and CREDIT SUISSE AG, as administrative agent (in such capacity, together with its successors and assign, the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:
(1)The Borrowers, the Administrative Agent and the lenders party thereto from time to time are parties to that certain Amended and Restated Five-Year Revolving Credit Agreement, dated as of October 11, 2012 (as the same may have been amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
(2)Rayonier has requested, and the Administrative Agent and the Lenders party hereto have agreed on the terms and conditions set forth herein, to amend the Credit Agreement to (i) provide for the reduction in the aggregate amount of Commitments thereunder to $200,000,000, and (ii) to permit the incurrence of Debt in order to consummate one transaction or a series of transactions pursuant to which the Performance Fibers segment of Rayonier’s business shall be separated from Rayonier’s other businesses, operations and activities.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows effective on the Amendment No. 1 Effective Date (as defined below):
(a)     Section 1.01 of the Credit Agreement is amended by inserting the following new definitions in the appropriate alphabetical order:
“Commitment Reduction Date” means the date that is five (5) Business Days after the SpinCo Distribution Date.

“Effective Time” means 11:59 p.m., New York City time, on the SpinCo Distribution Date.

“Group Subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities, (ii) the total

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

combined equity interests or (iii) the capital or profit interests, in the case of a partnership, or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Products” means Rayonier A.M. Products, LLC, a Delaware limited liability company, and its successors and assigns.

“Rayonier Business” means all businesses, operations and activities (whether or not such businesses, operations or activities are or have been terminated, divested or discontinued) conducted at any time prior to the Effective Time by Rayonier or SpinCo or any of their respective Group Subsidiaries, other than the SpinCo Business.

“Record Date” means the close of business on the date to be determined by the board of directors of Rayonier as the record date for determining holders of common shares of Rayonier entitled to receive shares of common stock of SpinCo pursuant to the SpinCo Distribution.

“Revolver Commitment Reduction” means the permanent pro rata reduction of the respective Commitment of each of the Lenders such that the aggregate amount of the Commitments of all Lenders after giving effect to such reduction does not exceed $200,000,000 on the Commitment Reduction Date.

“Revolver Prepayment” means the prepayment of the amount of Revolving Credit Advances, if any, in excess of $200,000,000 on the Commitment Reduction Date, together with the payment of accrued interest to the date of such prepayment on the principal amount (if any) prepaid.

“Separation” means the separation of the SpinCo Business from the Rayonier Business.

“SpinCo” means Rayonier Advanced Materials Inc., a Delaware corporation, and its successors and assigns.

“SpinCo Business” means (a) the business, operations and activities of the Performance Fibers segment of Rayonier conducted at any time prior to the Effective Time by Rayonier, SpinCo or any of their current or former respective Group Subsidiaries and (b) any terminated, divested or discontinued businesses, operations and activities that, at the time of termination, divestiture or discontinuation, primarily related to the business, operations or activities described in clause (a) as then conducted.

“SpinCo Distribution” means the distribution, on a pro rata basis, of all the outstanding common shares of SpinCo owned by Rayonier to holders of common shares of Rayonier on the Record Date.

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

“SpinCo Distribution Date” means the date of the consummation of the SpinCo Distribution, which shall be determined by the board of directors of Rayonier in its sole and absolute discretion.

“SpinCo Transaction Debt” means Debt incurred by SpinCo, Products and/or one or more of their respective Group Subsidiaries, in each case, in contemplation of, and in connection with, the proposed Separation and SpinCo Distribution, in an aggregate principal amount not to exceed $1,025,000,000, and any Guarantees issued by SpinCo, Products or any of their respective Group Subsidiaries in respect of all or any portion of such Debt, so long as such Debt is non-recourse to Rayonier (other than with respect to any guarantee issued by Rayonier in respect of all or any portion of such Debt which guarantee shall terminate and be released no later than the SpinCo Distribution Date) and its Group Subsidiaries (other than SpinCo, Products and their respective Group Subsidiaries) and to the assets of the Rayonier Business (other than on the terms and for the period of time described above).

(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
““Cash Collateralize” means, to deposit in a Controlled Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Banks and/or Lenders, as collateral for LC Obligations or obligations of Lenders to fund participations in respect of LC Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Bank shall agree in their discretion (not to be unreasonably withheld, conditioned or delayed), other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each applicable Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“LC Commitment” of any Issuing Bank means, as of any date prior to the Commitment Reduction Date, the amount mutually agreed between such Issuing Bank and Rayonier, not to exceed $100,000,000, and on and after the Commitment Reduction Date, $50,000,000.”
(c)    Section 2.05 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:
“Notwithstanding the foregoing, but without limiting any other reductions otherwise permitted by this Agreement, the Commitments of the Lenders shall automatically be reduced pursuant to the Revolver Commitment Reduction on the Commitment Reduction Date.”
(d)    Section 2.05 of the Credit Agreement is hereby further amended by re-designating the existing Section 2.05 as Section 2.05(a) and inserting the following new clause (b) immediately following the newly designated clause (a):

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

“(b)    If, on any Business Day after giving effect to any reduction or termination of Commitments under this Section 2.05, the LC Exposure exceeds the LC Commitment, then the Borrowers shall, jointly and severally, Cash Collateralize the amount of such excess on such Business Day.”
(e)    Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Any Borrower may, upon notice to the Administrative Agent no later than 11:00 a.m. (New York City time) on the Business Day of the proposed date of the prepayment in the case of Alternate Base Rate Advances and on the third Business Day prior to the proposed date of the prepayment in the case of Eurodollar Rate Advances, in each case stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Revolving Credit Advances owed by such Borrower comprising part of the same Revolving Credit Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (y) in the event of any such prepayment of a Eurodollar Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 2.23 and (z) such Borrower shall not be required to comply with the notice requirements set forth above or clause (x) of this proviso, in each case, with respect to Advances prepaid in connection with the Revolver Prepayment.”
(f)    Section 5.03(a) of the Credit Agreement is hereby amended by inserting immediately after the text “other than Restricted Payments necessary for each of Rayonier and any of its Subsidiaries that are REITs to maintain their respective tax status as a REIT”, the following additional text: “and other than, so long as no Event of Default has occurred and is then continuing or would result immediately therefrom, Restricted Payments by Rayonier on the SpinCo Distribution Date constituting the SpinCo Distribution”.
(g)    Section 5.03(d) of the Credit Agreement is hereby amended by inserting immediately after the text “(excluding any such conveyance, transfer, sale, lease or other disposition or series of related conveyances, transfers, sales, leases or other dispositions”, the following additional text: “(t) constituting the SpinCo Distribution by Rayonier on the SpinCo Distribution Date,”.
(h)    Clause (vii) of Section 5.03(g) of the Credit Agreement is hereby amended by deleting the word “and” at the end thereof.
(i)    Clause (viii) of Section 5.03(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(viii) the SpinCo Transaction Debt; and”

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

(j)    Section 5.03(g) of the Credit Agreement is hereby amended by inserting a new clause (ix) immediately following clause (viii) as follows:
“(ix) Debt other than Debt described in clauses (i) through (viii) of this Section 5.03(g); provided that the aggregate principal amount of Debt permitted pursuant to this clause (ix) shall not in the aggregate at any time outstanding exceed 15% of the Consolidated Net Tangible Assets of Rayonier and its Subsidiaries determined as of the most recently ended Fiscal Quarter for which financial statements have been or are required to have been delivered pursuant to Section 5.01(k).”
(k)    Clause (k) of Section 6.01 of the Credit Agreement is hereby amended by deleting the word “or” at the end thereof;
(l)    Clause (l) of Section 6.01 of the Credit Agreement is hereby amended by adding the word “or” at the end thereof;
(m)    Section 6.01 of the Credit Agreement is hereby amended by inserting the following new clause (m) immediately following clause (l):
“(m) The Revolver Prepayment shall not have occurred on the Commitment Reduction Date;”
(n)     Schedule I of the Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto effective upon the Commitment Reduction Date.
SECTION 2.    Conditions of Effectiveness to Pre-Amendment Incremental Revolving Credit Commitments. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, the following conditions shall have been satisfied or waived in accordance with Section 8.01 of the Credit Agreement:
(a)    The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by (i) the Borrower, (ii) the Administrative Agent, (iii) Lenders constituting the Required Lenders, and (iv) each Issuing Bank or, as to any of the foregoing parties, written evidence reasonably satisfactory to the Administrative Agent that such party has executed this Amendment.
(b)    The Administrative Agent shall have received payment of all amounts payable to the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment, to the extent invoiced in reasonable detail, pursuant to Section 8.04 of the Credit Agreement in connection with the preparation, negotiation, execution and delivery of this Agreement.
SECTION 3.    Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, Issuing Banks or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. From and after the Amendment No. 1 Effective Date, each reference in any Loan Document to the Credit Agreement, to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 4.    Representations and Warranties. Each Loan Party represents and warrants that on and as of the date hereof:
(a)    (i) The execution, delivery and performance by such party of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and (ii) this Amendment has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by and subject to (1) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors’ rights generally, (2) general principals of equity, regardless of whether considered in a proceeding in equity or at law and (3) implied covenants of good faith and fair dealing.
(b)    The representations and warranties of such party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided, in addition, that, with respect to the representations and warranties set forth in the first sentence of Section 4.01(i) of the Credit Agreement, all information filed by Rayonier or any of its Subsidiaries with the SEC and publicly available to the Administrative Agent and the Lenders from the SEC shall constitute written information furnished by or on behalf of any Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of the Credit Agreement or any other Loan Document.
(c)    Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

SECTION 6.    Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 7.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.    Jurisdiction; Consent to Service of Process.
(a) Each Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Bank, or any Related Party of the foregoing in any way relating to this Amendment or the transactions relating hereto, in any forum other than the courts of the State of New York sitting in the Borough of Manhattan, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Lender, or any Issuing Bank may otherwise have to bring any action or proceeding relating to this Amendment against any Borrower or any other Loan Party or its properties in the courts of any jurisdiction.
(b) Each Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (a) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
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Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RAYONIER INC.

By: /s/ MICHAEL H. WALSH
Name: Michael H. Walsh
Title: Treasurer

RAYONIER TRS HOLDING INC.

By: /s/ MICHAEL H. WALSH
Name: Michael H. Walsh
Title: Treasurer

RAYONIER OPERATING COMPANY LLC

By: /s/ MICHAEL H. WALSH
Name: Michael H. Walsh
Title: Treasurer

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

CREDIT SUISSE AG, CAYMEN ISLANDS BRANCH, as Administrative Agent

By: /s/ CHRISTOPHER DAY
Name: Christopher Day
Title: Authorized Signatory

By: /s/ JEAN-MARC VAUCLAIR
Name: Jean-Marc Vauclair
Title: Authorized Signatory

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

CREDIT SUISSE AG, CAYMEN ISLANDS BRANCH, as Issuing Bank and Lender

By: /s/ CHRISTOPHER DAY
Name: Christopher Day
Title: Authorized Signatory

By: /s/ JEAN-MARC VAUCLAIR
Name: Jean-Marc Vauclair
Title: Authorized Signatory

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

JP Morgan Chase Bank, N.A.,
as Issuing Bank and Lender

By: /s/ ANTJE FOCKE
Name: Antje Focke
Title: Senior Underwriter

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

DNB CAPITAL LLC, as Lender

By: /s/ KRISTIE LI
Name: Kristie Li
Title: First Vice President

By: /s/ PHIL KURPIEWSKI
Name: Phil Kurpiewski
Title: Senior Vice President

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Farm Credit East, ACA, as Lender

By: /s/ JAMES M. PAPAI
Name: James M. Papai
Title: Sr. Vice President

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Amended and Restated Five-Year Revolving Credit Agreement

AgFirst Farm Credit Bank,
as Voting Participant

By: /s/ STEVEN J. O'SHEA
Name: Steven J. O'Shea
Title: Vice President

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Amended and Restated Five-Year Revolving Credit Agreement

Farm Bank of Texas, as Lender

By: /s/ LUIS M. H. REQUEJO
Name: Luis M. H. Requejo
Title: Director Capital markets

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

AgStar Financial Services, PCA,
as Lender

By: /s/ GRAHAM J. DEE
Name: Graham J. Dee
Title: AVP Capital Markets

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Synovus Bank,

By: /s/ MICHAEL SAWICKI
Name: Michael Sawicki
Title: Corporate Banking

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Bank of America, N.A.,
as Lender

By: /s/ MIKE DELANEY
Name: Mike Delaney
Title: Director

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

CoBank, ACB,
as Lender

By: /s/ ZACHARY CARPENTER
Name: Zachary Carpenter
Title: Vice President

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Fifth Third Bank, An Ohio Banking Corporation
, as Issuing Bank and Lender

By: /s/ JOHN A. MARIAN
Name: John A. Marian
Title: Vice President

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

PNC Bank N.A. ,
as Lender

By: /s/ BRITTON CORE
Name: Britton Core
Title: Senior Vice President

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

Regions Bank
as Lender

By: /s/ LOUIS COSTANZA
Name: Louis Costanza
Title: SVP

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Amended and Restated Five-Year Revolving Credit Agreement

Royal Bank of Canada,
as Lender

By: /s/ BALJIT MANN
Name: Baljit Mann
Title: Authorized Signatory

By: /s/ GLEN BARISOFF
Name: Glen Barisoff
Title: Authorized Signatory

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

as Lender Sumitomo Mitsui Banking Corp.

By: /s/ NOBUYUKI KAWABATA
Name: Nobuyuki Kawabata
Title: Director & General Manager, PDAD

Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement

SUNTRUST BANK, as Lender

By: /s/ VINAY DESAI
Name: Vinay Desai
Title: Vice President

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Amended and Restated Five-Year Revolving Credit Agreement

TD Bank, N.A., as Lender

By: /s/ MICHELE DRAGONETTI
Name: Michele Dragonetti
Title: Senior Vice President

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Amended and Restated Five-Year Revolving Credit Agreement

US BANK NATIONAL ASSOCIATION

By: /s/ JONATHAN F. LINDVALL
Name: Jonathan F. Lindvall
Title: Vice President

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Amended and Restated Five-Year Revolving Credit Agreement

as Lender

By: /s/ BETH GORDON
Name: Beth Gordon
Title: Sr. Vice Pres.

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Amended and Restated Five-Year Revolving Credit Agreement

SCHEDULE I
COMMITMENT AMOUNTS
AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Commitment Amount	Domestic Lending Office	Eurocurrency Lending Office
DNB Capital LLC	$8,000,000.00
Farm Credit East, ACA	$12,444,444.44
Synovus Bank	$8,000,000.00
Bank of America NA	$12,222,222.22
Branch Banking & Trust Company	$10,222,222.22
CoBank ACB	$36,222,222.22
Credit Suisse AG	$12,222,222.22
Fifth Third Bank	$8,000,000.00
JP Morgan Chase Bank National Association	$12,222,222.22
PNC Bank NA	$8,000,000.00
Regions Bank	$7,555,555.56
Royal Bank of Canada	$8,000,000.00
Sumitomo Mitsui Banking Corp	$8,000,000.00
Suntrust Bank	$12,222,222.22
TD Bank N.A	$12,222,222.22
US Bank NA	$12,222,222.22
Wells Fargo Bank, N.A.	$12,222,222.22
TOTAL:	$200,000,000.00

NYDOCS02/1027246.2
Rayonier - Amendment No 1 to
Amended and Restated Five-Year Revolving Credit Agreement
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